Exhibit 10.8
March 23, 2010

Deer Consumer Products, Inc.
c/o Robert Newman, Counsel to Deer Consumer Products, Inc.
The Newman Law Firm, PLLC
44 Wall Street, 20th Floor
New York, NY  10005

Re:	Lock-Up Agreement

This letter agreement (“Letter Agreement”) is being entered into by and among the undersigned, individually and on behalf of the entity set forth below which is controlled by the undersigned, and Deer Consumer Products, Inc., a Nevada corporation (the “Company”), with the intent to be legally bound. The undersigned hereby acknowledges and agrees that this Letter Agreement replaces in its entirety the original letter agreement dated September 3, 2008 (the “Original Agreement”) between the Company and the undersigned, individually and on behalf of the entity set forth below which is controlled by the undersigned and the Original Agreement is hereby terminated. The undersigned understands that this Letter Agreement shall remain applicable to the 7,259,240 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), represented by the share certificates numbered 1261 and 2052, to which the Original Agreement applied. The undersigned understands that the Company was, as of the date of the Original Agreement, intending to commence an offer and sale (the “Offering”) and/or securities convertible thereto. The undersigned further understands that the Company is approving the assignment of 941,740 shares of the Common Stock, represented by the share certificates numbered 1255 and 2069, from Sharp Champion Limited to the undersigned (the “Assignment”) provided the execution and compliance with this Letter Agreement.

In recognition of the benefit that the Offering and the Assignment will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during the Lock-Up Period (as defined below), the undersigned will not, except in the event of a Change of Control of the Company and with the prior written consent of the Company’s Board of Directors, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to transfers of shares of Common Stock or any security convertible into Common Stock (a) to any other member of the Company’s management or (b) as a bona fide gift by will or intestacy or to a family member or trust for the benefit of a family member; provided, that in case of any transfer of distribution pursuant to this sentence (A) each member of the Company’s management, donee or distributee shall sign and deliver a lockup up letter substantially in the form of this letter and (B), in the case of subclause (b) of this sentence, no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of shares of Common Stock shall be required or shall be voluntarily made during the Lock-Up Period.  For the purposes of this Letter Agreement, “Change of Control” means (i) the approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company, (ii) the consummation of a sale of all or substantially all of the assets of the Company; (iii) the consummation of any transaction as a result of which any individual or entity becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power of all voting securities of the Company then issued and outstanding; or (iv) the consummation of a merger, consolidation, reorganization, or business combination, other than a merger, consolidation, reorganization or business combination which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting securities of the Company or the surviving entity immediately after such merger, consolidation, reorganization of business combination.

In furtherance thereof, the Company will (x) place a stop order on all Shares (as defined below) and (y) notify its transfer agent in writing of the stop order and the restrictions on such Shares under this Letter Agreement and direct the transfer agent not to process any attempts by the undersigned to resell or transfer any Shares in violation of this Agreement.  The undersigned shall deliver the share certificates representing the Shares so they may be held in custody during the Lock-Up Period by the Company’s counsel, The Newman Law Firm, or such other custodian designated by the Company.

No provision in this letter shall be deemed to restrict or prohibit the exercise or exchange by the undersigned of any option or warrant to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into Common Stock, provided that the undersigned does not transfer the Common Stock acquired on such exercise or exchange during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this Letter Agreement.

The undersigned hereby represents and warrants that he/she/it does not beneficially own (as determined in accordance with Section 13(d) of the Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) any shares of Common Stock, or any economic interest therein or derivative therefrom, other than those shares of Common Stock specified on its signature page to this Agreement as of the date of this Agreement (the “Shares”).

The undersigned hereby represents and warrants that the undersigned has full power an authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  The undersigned has consulted an attorney and hereby waives his/her/its right to all defenses of inadequate representation of counsel.

This Letter Agreement shall commence as of the date hereof and automatically terminate on January 17, 2013 (the “Lock-Up Period”).

This Agreement may be executed in facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

If any provision of this Letter Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Letter Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

This Letter Agreement may not be amended or modified in any manner except by a written agreement executed by each of the parties hereto.

The Company shall have the right to specifically enforce all of the obligations of the undersigned under this Letter Agreement (without posting a bond or other security), in addition to recovering damages by reason of any breach of any provision of this Letter Agreement and to exercise all other rights granted by law.  Furthermore, the undersigned recognizes that if it fails to perform, observe, or discharge any of its obligations under this Letter Agreement, any remedy at law may prove to be inadequate relief to the Company.  Therefore, the undersigned agrees that the Company shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

The terms and provisions of this Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws, and the federal laws of the United States of America applicable therein. The parties agree to the exclusive laying of venue in a State or Federal court located in New York State.

[Signature Page Follows]

Very truly yours,

ACHIEVE ON LIMITED
Holder of 8,200,980 shares of Common Stock

		By:	/s/ Ying He
Name: Ying He
Title: President

/s/ Ying He
Ying He, Individually

AGREED AND ACCEPTED

DEER CONSUMER PRODUCTS, INC.

By:	/s/ Ying He
Name: Ying He
Title: Chairman & Chief Executive Officer